Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at janushenderson.com/info. You can also get this information at no cost by calling a Janus Henderson representative at 1-877-335-2687 or by sending an email request to prospectusrequest@janushenderson.com.
[JANUS HENDERSON LOGO]

Summary Prospectus dated October 27, 2017
As Supplemented February 5, 2018
Janus Henderson Value Plus Income Fund
Ticker:	JPVAX	Class A Shares	JPVSX	Class S Shares	JPVNX	Class N Shares
	JPVCX	Class C Shares	JPVIX	Class I Shares	JPVTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Value Plus Income Fund seeks capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 73 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	0.44%	0.46%	0.68%	0.53%	0.46%	0.72%
Total Annual Fund Operating Expenses(2)	1.29%	2.06%	1.53%	1.13%	1.06%	1.32%
Fee Waiver(2)	0.36%	0.36%	0.35%	0.38%	0.38%	0.39%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.93%	1.70%	1.18%	0.75%	0.68%	0.93%

(1)	Other Expenses for Class N Shares are based on the estimated annualized expenses that the Shares expect to incur.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.68% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your
1	Janus Henderson Value Plus Income Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 699	$ 960	$ 1,242	$ 2,042
Class C Shares	$ 309	$ 646	$ 1,108	$ 2,390
Class S Shares	$ 156	$ 483	$ 834	$ 1,824
Class I Shares	$ 115	$ 359	$ 622	$ 1,375
Class N Shares	$ 108	$ 337	$ 585	$ 1,294
Class T Shares	$ 134	$ 418	$ 723	$ 1,590

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 699	$ 960	$ 1,242	$ 2,042
Class C Shares	$ 209	$ 646	$ 1,108	$ 2,390
Class S Shares	$ 156	$ 483	$ 834	$ 1,824
Class I Shares	$ 115	$ 359	$ 622	$ 1,375
Class N Shares	$ 108	$ 337	$ 585	$ 1,294
Class T Shares	$ 134	$ 418	$ 723	$ 1,590

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by normally investing 40-60% of its assets in equity securities and investing the remainder in fixed-income securities and cash equivalents.
Equity Securities.  The Fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the Fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio manager believes to be undervalued or have the potential for high relative dividend yields, or both. The Fund’s equity portfolio manager invests in companies which have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. The Fund’s equity portfolio manager generally looks for companies with:
•	strong balance sheets and solid recurring free cash flows
•	attractive relative and absolute valuation ratios or that have underperformed recently
•	favorable reward to risk characteristics
Fixed-Income Securities.  The Fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The Fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and commercial loans), convertible securities, and short-term securities. The Fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The Fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets. Cash positions are considered a part of the Fund’s fixed-income allocation and will be managed by the Fund’s fixed-income portfolio manager.
In addition to considering economic factors such as the effect of interest rates on the Fund’s fixed-income investments, the Fund’s fixed-income portfolio manager applies a “bottom up” approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio manager additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.
The Fund may also invest in foreign securities, which may include investments in emerging markets.
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The Fund may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may buy and sell put and call options to enhance returns, utilize interest rate futures to manage portfolio risk, and use forward currency contracts to manage currency risk.
Janus Capital manages the Fund’s fixed-income investments and Perkins manages the Fund’s equity investments. The Fund’s portfolio managers collaborate in determining the Fund’s overall asset allocation. The Fund may periodically adjust its mix of equity and fixed-income investments in response to changing economic and market conditions, including outside the range of 40-60% of its assets in equity securities. Due to the nature of the fixed-income securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The Fund is designed for long-term investors seeking a portfolio including common stocks and bonds selected for their potential to produce capital appreciation and current income. Common stocks tend to be more volatile than many other investment choices.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Value Investing Risk.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the equity portfolio manager.
Mid-Sized Companies Risk.  The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by
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their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue
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Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the allocation of assets among the equity and fixed asset categories. You could lose money on your investment in the Fund as a result of these allocations. Portfolio management may favor an asset category that underperforms relative to other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed-income market is rising. Additionally, periodic rebalancing of Fund assets among asset categories may result in increased transaction costs, which may have a negative effect on the Fund’s performance.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares of the Fund commenced operations with the Fund’s inception.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares is calculated using the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers. If Class N Shares of the Fund had been available during the periods shown, the performance may have been different.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
5	Janus Henderson Value Plus Income Fund

Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 4th Quarter 2011 7.22%	Worst Quarter: 3rd Quarter 2011 – 7.73%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 6.40%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception (7/30/10)
Class I Shares
Return Before Taxes	11.03%	8.54%	8.70%
Return After Taxes on Distributions	9.81%	6.57%	6.76%
Return After Taxes on Distributions and Sale of Fund Shares	6.76%	6.25%	6.39%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%
Class A Shares
Return Before Taxes(1)	4.44%	7.02%	7.47%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%
Class C Shares
Return Before Taxes(2)	8.96%	7.56%	7.72%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%
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Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception (7/30/10)
Class S Shares
Return Before Taxes	10.71%	8.22%	8.35%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%
Class N Shares
Return Before Taxes	10.63%	8.11%	8.27%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%
Class T Shares
Return Before Taxes	10.88%	8.40%	8.55%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Russell 1000® Value Index. The Fund also compares its performance to the Bloomberg Barclays U.S. Aggregate Bond Index and the Value Income Index. The indices are described below.
•	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
•	The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.
•	The Value Income Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%).
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
7	Janus Henderson Value Plus Income Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Theodore M. Thome, CFA, is Portfolio Manager of the equity portion of the Fund, which he has managed or co-managed since July 2010. Darrell Watters is Executive Vice President of the Fund and Portfolio Manager of the fixed-income portion of the Fund, which he has managed or co-managed since July 2010.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
8	Janus Investment Fund